UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  December 31, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                        8082                      71-0918189
       --------                        ----                      ----------
   (State or Other           (Commission File Number)         (I.R.S. Employer
    Jurisdiction                                             Identification No.)
  of Incorporation)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On December 31, 2007, the Board of Directors of LHC Group, Inc. (the "Company") adopted a resolutions providing for amendments ("Amendment No. 1") to
Section 5.1 of the Company's Bylaws (the "Bylaws") to permit the issuance of shares of the Company's capital stock in certificated or uncertificated form. The amendments, effective December 31, 2007, will permit direct or "book-entry" registration of shares of the Company's capital stock. The summary above is qualified in its entirety by the Amendment No. 1 to the Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

      A copy of the Amendment No. 1 to the Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LHC GROUP, INC.


                                            By:  /s/ Peter J. Roman
                                                 -------------------------------
                                                 Peter J. Roman
                                                 Senior Vice President and Chief
                                                 Financial Officer



Dated:   January 4, 2008


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                                INDEX TO EXHIBITS



          EXHIBIT NO.      DESCRIPTION
          -----------      -----------------------------------------------------

             3.1           Amendment No. 1 to the Bylaws